Vanguard®  Global Wellesley® Income Fund
Schedule of Investments (unaudited)
As of November 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (37.6%)
Australia (0.8%)
Rio Tinto plc	66,707	4,194
Canada (2.5%)
Royal Bank of Canada	42,999	5,409
Bank of Nova Scotia	90,440	5,158
Enbridge Inc.	71,501	3,103
		13,670
France (3.6%)
TotalEnergies SE	103,185	5,997
Bureau Veritas SA	126,664	3,858
Engie SA	232,448	3,705
Pernod Ricard SA	28,915	3,240
AXA SA	88,865	3,097
		19,897
Hong Kong (0.9%)
AIA Group Ltd.	668,400	5,033
India (0.7%)
HDFC Bank Ltd. ADR	56,169	3,750
Italy (1.0%)
FinecoBank Banca Fineco SpA	340,173	5,458
Japan (2.3%)
Isuzu Motors Ltd.	247,525	3,302
KDDI Corp.	97,162	3,211
Tokio Marine Holdings Inc.	81,653	3,045
Mitsubishi UFJ Financial Group Inc.	227,426	2,715
		12,273
Netherlands (0.5%)
Koninklijke KPN NV	752,809	2,918
Norway (1.5%)
Equinor ASA	184,983	4,484
DNB Bank ASA	169,891	3,555
		8,039
Spain (0.6%)
Industria de Diseno Textil SA	63,611	3,510
Switzerland (1.4%)
Novartis AG (Registered)	39,830	4,223
UBS Group AG (Registered)	107,572	3,478
		7,701
Taiwan (0.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	125,500	3,911
United Kingdom (4.8%)
AstraZeneca plc	44,356	6,003
BAE Systems plc	310,003	4,845
Reckitt Benckiser Group plc	76,905	4,771
National Grid plc	316,762	3,998
HSBC Holdings plc	403,620	3,762
Unilever plc	50,172	3,004
		26,383
United States (16.3%)
Philip Morris International Inc.	49,627	6,603
Deere & Co.	12,453	5,802
Ares Management Corp. Class A	28,240	4,991
Sempra	51,613	4,835
Merck & Co. Inc.	45,856	4,661

				Shares	Market Value ($000)
	Johnson & Johnson			29,716	4,606
	Cisco Systems Inc.			75,299	4,458
	Bank of America Corp.			92,334	4,387
	Duke Energy Corp.			36,393	4,260
	Texas Instruments Inc.			20,820	4,185
	Crown Castle Inc.			36,282	3,855
	Coterra Energy Inc.			143,476	3,834
	Lockheed Martin Corp.			7,135	3,777
	Atmos Energy Corp.			24,444	3,699
	Darden Restaurants Inc.			20,599	3,631
	Microsoft Corp.			8,079	3,421
	Elevance Health Inc.			8,284	3,371
	Pfizer Inc.			128,452	3,367
	Home Depot Inc.			7,500	3,219
	UnitedHealth Group Inc.			5,141	3,137
	Edison International			28,035	2,460
	LKQ Corp.			54,671	2,148
					88,707
Total Common Stocks (Cost $154,949)					205,444
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (10.7%)
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	447	415
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	47	45
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	67	65
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	449	419
[1,2]	Freddie Mac REMICS	2.000%	7/25/50	551	477
[1,2]	Freddie Mac REMICS	4.000%	9/15/41	350	338
[1]	Ginnie Mae II Pool	2.000%	12/20/50–2/20/51	682	562
[1]	Ginnie Mae II Pool	2.500%	3/20/51–12/20/52	1,058	905
[1,3]	Ginnie Mae II Pool	3.000%	11/20/49–12/15/54	1,262	1,119
[1]	Ginnie Mae II Pool	3.500%	1/20/52–3/20/52	1,236	1,132
[1]	Ginnie Mae II Pool	4.000%	8/20/52	755	712
[1]	Ginnie Mae II Pool	4.500%	3/20/53	868	839
[1]	Ginnie Mae II Pool	5.000%	9/20/52	561	554
[1]	Ginnie Mae REMICS	2.500%	10/20/49	1,144	1,006
[1]	Ginnie Mae REMICS	2.750%	9/20/44	51	48
[1,2]	UMBS Pool	2.000%	4/1/41–8/1/51	4,321	3,533
[1,2]	UMBS Pool	2.500%	1/1/52	1,343	1,133
[1,2,3]	UMBS Pool	3.000%	10/1/51–12/25/54	2,885	2,527
[1,2]	UMBS Pool	3.500%	7/1/51	597	546
[1,2,3]	UMBS Pool	4.000%	3/1/46–12/25/54	753	720
[1,2]	UMBS Pool	4.500%	1/1/38–4/1/53	2,078	2,031
[1,2,3]	UMBS Pool	5.000%	8/1/52–12/25/54	2,961	2,909
[1,2,3]	UMBS Pool	5.500%	1/1/53–12/25/54	3,943	3,947
[1,2,3]	UMBS Pool	6.000%	2/1/53–12/25/54	4,730	4,807
	United States Treasury Note/Bond	1.750%	8/15/41	670	457
	United States Treasury Note/Bond	2.000%	11/15/41	578	409
	United States Treasury Note/Bond	2.375%	5/15/51	894	603
	United States Treasury Note/Bond	3.375%	8/15/42	215	186
	United States Treasury Note/Bond	3.500%	9/30/26–9/30/29	2,426	2,376
	United States Treasury Note/Bond	3.625%	9/30/31	547	530
	United States Treasury Note/Bond	3.750%	8/31/26–8/31/31	2,313	2,291
	United States Treasury Note/Bond	3.875%	8/15/34	12	11
	United States Treasury Note/Bond	4.000%	1/31/29–11/15/42	433	421
	United States Treasury Note/Bond	4.125%	10/31/26–8/15/44	6,866	6,752
	United States Treasury Note/Bond	4.250%	11/15/34–8/15/54	2,713	2,683
	United States Treasury Note/Bond	4.375%	7/31/26–8/15/43	1,020	1,022
[4,5]	United States Treasury Note/Bond	4.500%	5/15/27–11/15/54	4,683	4,731
	United States Treasury Note/Bond	4.625%	6/30/26–5/15/54	3,676	3,760
	United States Treasury Note/Bond	4.750%	11/15/43	1,535	1,592
Total U.S. Government and Agency Obligations (Cost $59,065)					58,613
Asset-Backed/Commercial Mortgage-Backed Securities (2.0%)
Bermuda (0.0%)
[1,6]	Start II Ltd. Series 2019-1	4.089%	3/15/44	99	97

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
United States (2.0%)
[1,6]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	740	701
[1,6,7]	BX Trust Series 2021-ARIA, TSFR1M + 1.411%	6.020%	10/15/36	770	766
[1,6]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	129	119
[1,6]	CF Hippolyta Issuer LLC Series 2020-1	1.690%	7/15/60	169	164
[1,6]	CF Hippolyta Issuer LLC Series 2021-1A	1.530%	3/15/61	546	515
[1,6]	CF Hippolyta Issuer LLC Series 2022-1A	5.970%	8/15/62	244	244
[1,6,7]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 1.550%	6.284%	10/25/41	118	118
[1,6]	Enterprise Fleet Financing LLC Series 2023-3	6.400%	3/20/30	902	918
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K142	2.400%	3/25/32	820	713
[1,2]	Freddie Mac Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	124	118
[1,6]	Home Partners of America Trust Series 2021-2	2.302%	12/17/26	682	641
[1,6]	Kubota Credit Owner Trust Series 2023-2A	5.280%	1/18/28	685	692
[1,6]	Navient Private Education Refi Loan Trust Series 2023-A	5.510%	10/15/71	713	721
[1,6]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	775	714
[1,6]	Retained Vantage Data Centers Issuer LLC Series 2023-1A	5.000%	9/15/48	1,543	1,529
[1,6]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	36	35
[1,6]	Wheels Fleet Lease Funding LLC Series 2023-1A	5.800%	4/18/38	1,076	1,083
[1,6]	Wheels Fleet Lease Funding LLC Series 2023-2A	6.460%	8/18/38	628	640
[1,6]	Wheels Fleet Lease Funding LLC Series 2024-2A	4.870%	6/21/39	440	441
					10,872
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $10,849)					10,969
Corporate Bonds (37.0%)
Australia (1.0%)
[6]	Commonwealth Bank of Australia	5.071%	9/14/28	1,500	1,532
[6]	Glencore Funding LLC	5.371%	4/4/29	465	474
[6]	Glencore Funding LLC	6.375%	10/6/30	2,047	2,185
[6]	Glencore Funding LLC	6.500%	10/6/33	199	217
[6]	Glencore Funding LLC	5.634%	4/4/34	1,015	1,040
[6]	Glencore Funding LLC	5.893%	4/4/54	245	251
					5,699
Belgium (0.2%)
[1]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	584	558
[1,8]	Anheuser-Busch InBev SA/NV	1.650%	3/28/31	355	349
[1,8]	Crelan SA	5.375%	4/30/35	400	447
					1,354
Canada (1.6%)
	Canadian Imperial Bank of Commerce	5.237%	6/28/27	830	843
	Canadian Imperial Bank of Commerce	4.508%	9/11/27	685	683
	Canadian Imperial Bank of Commerce	4.631%	9/11/30	810	802
[6]	Constellation Software Inc.	5.158%	2/16/29	130	132
[6]	Constellation Software Inc.	5.461%	2/16/34	1,681	1,723
[9]	Emera Inc.	4.838%	5/2/30	1,560	1,144
	Emera US Finance LP	2.639%	6/15/31	1,199	1,033
	Emera US Finance LP	4.750%	6/15/46	468	407
[9]	Enbridge Inc.	6.100%	11/9/32	888	712
	Fortis Inc.	3.055%	10/4/26	625	606
[9]	Rogers Communications Inc.	3.250%	5/1/29	1,305	902
					8,987
Denmark (1.2%)
[6]	Danske Bank A/S	6.466%	1/9/26	1,550	1,551
[6]	Danske Bank A/S	1.621%	9/11/26	875	853
[1,10]	Danske Bank A/S	2.250%	1/14/28	560	673
[6]	Danske Bank A/S	5.705%	3/1/30	280	287
[1,8]	DSV Finance BV	0.500%	3/3/31	1,025	936
[1,8]	Jyske Bank A/S	4.125%	9/6/30	1,135	1,242
[1,8]	Jyske Bank A/S	5.125%	5/1/35	1,125	1,260
					6,802
France (2.6%)
[1,8]	Banque Federative du Credit Mutuel SA	4.375%	5/2/30	1,300	1,451
[1,8]	BNP Paribas SA	0.125%	9/4/26	400	404
[6]	BNP Paribas SA	5.335%	6/12/29	3,180	3,223
[1,8]	BNP Paribas SA	4.250%	4/13/31	200	223
[6]	BPCE SA	5.281%	5/30/29	280	284
[1,8]	BPCE SA	1.750%	2/2/34	1,200	1,176
[8]	BPCE SFH SA	3.000%	10/17/29	1,200	1,290
[1,8]	Carmila SA	5.500%	10/9/28	700	795

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[6]	Credit Agricole SA	4.631%	9/11/28	870	864
[1,8]	Credit Agricole SA	3.875%	11/28/34	200	223
[6]	Danone SA	2.947%	11/2/26	285	276
[1,8]	Engie SA	0.375%	6/11/27	800	801
[1,8]	Engie SA	2.000%	9/28/37	500	443
[8]	Mercialys SA	4.000%	9/10/31	1,300	1,393
[1,8]	RTE Reseau de Transport d'Electricite SADIR	2.875%	10/2/28	800	847
[6]	WEA Finance LLC	2.875%	1/15/27	95	90
[6]	WEA Finance LLC	3.500%	6/15/29	205	190
					13,973
Germany (0.9%)
[6]	Daimler Truck Finance North America LLC	5.150%	1/16/26	310	311
[6]	Daimler Truck Finance North America LLC	5.125%	1/19/28	150	152
[1,10]	E.ON International Finance BV	6.250%	6/3/30	155	209
[1,10]	E.ON International Finance BV	6.375%	6/7/32	1,050	1,428
[1,8]	Eurogrid GmbH	3.279%	9/5/31	1,200	1,282
[8]	Sirius Real Estate Ltd.	1.750%	11/24/28	1,600	1,565
					4,947
Italy (0.9%)
[8]	Banca Monte dei Paschi di Siena SpA	3.500%	4/23/29	980	1,067
[1,8]	Banco BPM SpA	0.750%	3/15/27	1,295	1,310
[8]	Intesa Sanpaolo SpA	3.625%	6/30/28	2,250	2,460
					4,837
Japan (0.3%)
[6]	NTT Finance Corp.	1.162%	4/3/26	700	669
[1,11]	Toyota Motor Finance Netherlands BV	2.130%	6/15/27	805	944
					1,613
Norway (0.1%)
[1,8]	Aker BP ASA	1.125%	5/12/29	560	542
Saudi Arabia (0.3%)
[6]	Greensaif Pipelines Bidco Sarl	5.853%	2/23/36	525	527
[6]	Greensaif Pipelines Bidco Sarl	6.103%	8/23/42	895	898
					1,425
South Africa (0.5%)
[6]	Anglo American Capital plc	2.625%	9/10/30	315	277
[1,8]	Anglo American Capital plc	4.750%	9/21/32	625	716
[6]	Anglo American Capital plc	5.750%	4/5/34	785	810
[6]	Anglo American Capital plc	3.950%	9/10/50	200	157
[6]	Anglo American Capital plc	6.000%	4/5/54	472	493
					2,453
Spain (0.7%)
[1,8]	Banco de Sabadell SA	3.500%	8/28/26	1,700	1,827
[1]	Banco Santander SA	5.365%	7/15/28	600	606
[1,8]	CaixaBank SA	4.375%	11/29/33	200	232
[1,8]	CaixaBank SA	5.125%	7/19/34	700	832
[8]	Cajamar Caja Rural SCC	3.375%	7/25/29	200	217
					3,714
Switzerland (1.1%)
[8]	Sika Capital BV	1.500%	4/29/31	955	924
	UBS AG	7.500%	2/15/28	1,816	1,959
	UBS AG	5.650%	9/11/28	589	610
[1,8]	UBS Group AG	4.750%	3/17/32	1,155	1,326
[6]	UBS Group AG	6.301%	9/22/34	1,192	1,278
					6,097
United Arab Emirates (0.5%)
[6]	Abu Dhabi Developmental Holding Co. PJSC	4.375%	10/2/31	1,175	1,142
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	2,029	1,761
					2,903
United Kingdom (3.3%)
[6]	Ashtead Capital Inc.	2.450%	8/12/31	1,212	1,025
[6]	Ashtead Capital Inc.	5.500%	8/11/32	300	302
[6]	Ashtead Capital Inc.	5.550%	5/30/33	205	207
[6]	Ashtead Capital Inc.	5.950%	10/15/33	325	337
[6]	Ashtead Capital Inc.	5.800%	4/15/34	305	313
[8]	Barclays plc	4.347%	5/8/35	940	1,046

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1,8]	British Telecommunications plc	3.875%	1/20/34	1,980	2,173
[8]	BUPA Finance plc	5.000%	10/12/30	1,670	1,929
[10]	Grainger plc	3.000%	7/3/30	1,230	1,376
	Lloyds Banking Group plc	5.087%	11/26/28	655	658
[1,10]	National Grid Electricity Transmission plc	2.000%	9/16/38	635	535
[1,10]	National Grid Electricity Transmission plc	2.000%	4/17/40	310	248
[1,8]	National Grid plc	0.163%	1/20/28	925	900
[1,8]	National Grid plc	3.875%	1/16/29	650	712
[1,8]	Severn Trent Utilities Finance plc	4.000%	3/5/34	1,070	1,171
[1,10]	Severn Trent Utilities Finance plc	5.875%	7/31/38	395	513
	Smith & Nephew plc	5.400%	3/20/34	920	933
[1,10]	South West Water Finance plc	6.375%	8/5/41	395	514
[6]	Standard Chartered plc	5.005%	10/15/30	2,227	2,212
[1,10]	United Utilities Water Finance plc	5.750%	5/28/51	600	733
					17,837
United States (21.8%)
[6]	Alcon Finance Corp.	3.000%	9/23/29	2,965	2,748
	American Express Co.	5.043%	5/1/34	434	437
	American Express Co.	5.284%	7/26/35	840	852
	American International Group Inc.	3.400%	6/30/30	1,149	1,071
[8]	American Medical Systems Europe BV	3.500%	3/8/32	540	587
	American Tower Corp.	5.000%	1/31/30	330	332
[6]	American Transmission Systems Inc.	2.650%	1/15/32	605	524
	AT&T Inc.	3.500%	6/1/41	1,031	826
	AT&T Inc.	4.300%	12/15/42	972	849
	AT&T Inc.	4.750%	5/15/46	995	906
[6]	Athene Global Funding	5.349%	7/9/27	1,025	1,035
[6]	Athene Global Funding	2.500%	3/24/28	1,475	1,369
[6]	Athene Global Funding	5.583%	1/9/29	685	700
[6]	Athene Global Funding	2.646%	10/4/31	1,258	1,075
[6]	Aviation Capital Group LLC	5.375%	7/15/29	2,596	2,640
	Bank of America Corp.	5.819%	9/15/29	1,289	1,336
	Bank of America Corp.	5.872%	9/15/34	930	982
	Bank of America Corp.	3.311%	4/22/42	625	491
[6]	Beacon Funding Trust	6.266%	8/15/54	455	468
[6]	Boeing Co.	6.858%	5/1/54	1,030	1,121
[6]	Boston Gas Co.	3.001%	8/1/29	105	96
	BP Capital Markets America Inc.	5.227%	11/17/34	505	513
	BP Capital Markets America Inc.	3.001%	3/17/52	235	156
[1,9]	BP Capital Markets plc	3.470%	5/15/25	1,325	946
[6]	Brighthouse Financial Global Funding	5.650%	6/10/29	1,117	1,139
	Capital One Financial Corp.	7.149%	10/29/27	2,752	2,863
	Capital One Financial Corp.	6.312%	6/8/29	1,101	1,145
	Capital One Financial Corp.	5.700%	2/1/30	105	108
	Capital One Financial Corp.	6.051%	2/1/35	110	115
	Capital One Financial Corp.	5.884%	7/26/35	2,117	2,187
[8]	Carrier Global Corp.	4.500%	11/29/32	810	923
	Charter Communications Operating LLC	4.200%	3/15/28	2,974	2,891
	Charter Communications Operating LLC	2.250%	1/15/29	1,041	925
	Charter Communications Operating LLC	5.050%	3/30/29	435	431
	Charter Communications Operating LLC	6.384%	10/23/35	305	314
	Charter Communications Operating LLC	3.700%	4/1/51	40	26
	Citizens Financial Group Inc.	5.841%	1/23/30	265	272
	Cleco Corporate Holdings LLC	3.375%	9/15/29	270	247
	Coca-Cola Consolidated Inc.	5.450%	6/1/34	330	340
[6]	Columbia Pipelines Holding Co. LLC	5.097%	10/1/31	350	346
[6]	Columbia Pipelines Holding Co. LLC	5.681%	1/15/34	190	192
[6]	Columbia Pipelines Operating Co. LLC	5.927%	8/15/30	225	235
[6]	Columbia Pipelines Operating Co. LLC	6.497%	8/15/43	678	733
[6]	Columbia Pipelines Operating Co. LLC	6.544%	11/15/53	331	366
	Comcast Corp.	3.250%	11/1/39	355	281
	Comcast Corp.	4.750%	3/1/44	248	229
	Comcast Corp.	4.000%	3/1/48	20	16
	Comcast Corp.	4.049%	11/1/52	6	5
	Comcast Corp.	2.937%	11/1/56	447	281
	Comcast Corp.	2.650%	8/15/62	130	74
	Comcast Corp.	2.987%	11/1/63	4	2
	Corebridge Financial Inc.	4.350%	4/5/42	733	635
[6]	Corebridge Global Funding	5.900%	9/19/28	1,107	1,149

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Cousins Properties LP	5.875%	10/1/34	1,136	1,161
	CVS Health Corp.	2.875%	6/1/26	1,000	972
	CVS Health Corp.	4.300%	3/25/28	96	94
[1]	Dominion Energy Inc.	3.375%	4/1/30	92	86
[1]	Dominion Energy Inc.	4.900%	8/1/41	583	544
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	173
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	132
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	254
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	254
	Duke Energy Corp.	5.000%	8/15/52	906	833
	Duke Energy Progress LLC	4.200%	8/15/45	350	298
	Eaton Corp.	4.700%	8/23/52	80	75
	Energy Transfer LP	6.125%	12/15/45	567	586
	Energy Transfer LP	6.000%	6/15/48	395	401
[6]	Equitable Financial Life Global Funding	1.400%	8/27/27	565	518
[6]	ERAC USA Finance LLC	5.200%	10/30/34	565	573
	Eversource Energy	5.950%	7/15/34	1,005	1,056
[6]	FirstEnergy Pennsylvania Electric Co.	5.150%	3/30/26	35	35
[6]	FirstEnergy Pennsylvania Electric Co.	5.200%	4/1/28	40	41
[6]	FirstEnergy Pennsylvania Electric Co.	3.600%	6/1/29	124	118
	Florida Power & Light Co.	5.050%	4/1/28	125	127
[8]	Fortive Corp.	3.700%	8/15/29	1,515	1,644
[6]	Foundry JV Holdco LLC	5.900%	1/25/30	200	204
[6]	Foundry JV Holdco LLC	6.150%	1/25/32	733	753
[6]	Foundry JV Holdco LLC	6.250%	1/25/35	477	494
[6]	GA Global Funding Trust	5.500%	1/8/29	790	807
	Georgia Power Co.	4.300%	3/15/42	846	750
[1]	Georgia Power Co.	3.700%	1/30/50	35	27
	Georgia Power Co.	5.125%	5/15/52	700	684
	GLP Capital LP	6.750%	12/1/33	1,497	1,618
	Goldman Sachs Group Inc.	1.431%	3/9/27	655	628
[6]	Gray Oak Pipeline LLC	2.600%	10/15/25	291	285
[6]	Gray Oak Pipeline LLC	3.450%	10/15/27	45	43
	HEICO Corp.	5.350%	8/1/33	1,083	1,105
	Home Depot Inc.	3.300%	4/15/40	1,179	956
[6]	Hyundai Capital America	6.250%	11/3/25	2,648	2,677
	Intel Corp.	5.600%	2/21/54	1,186	1,124
	Intercontinental Exchange Inc.	4.350%	6/15/29	1,768	1,752
[6]	ITC Holdings Corp.	4.950%	9/22/27	295	297
[6]	JBS USA Holding Lux Sarl	7.250%	11/15/53	685	795
	JPMorgan Chase & Co.	4.912%	7/25/33	912	913
	JPMorgan Chase & Co.	6.254%	10/23/34	904	979
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	500	414
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	710	528
	Kenvue Inc.	5.050%	3/22/53	617	604
[6]	KeySpan Gas East Corp.	2.742%	8/15/26	500	482
	LXP Industrial Trust	6.750%	11/15/28	1,557	1,646
[6]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	140	100
	Merck & Co. Inc.	5.000%	5/17/53	656	633
[1]	Morgan Stanley	3.125%	7/27/26	2,100	2,051
[1]	Morgan Stanley	3.772%	1/24/29	175	170
[8]	Morgan Stanley	0.497%	2/7/31	675	629
[1]	Morgan Stanley	2.511%	10/20/32	1,571	1,345
	Morgan Stanley	2.943%	1/21/33	1,031	903
[8]	MSD Netherlands Capital BV	3.750%	5/30/54	670	733
	Nasdaq Inc.	5.550%	2/15/34	1,058	1,091
	Nasdaq Inc.	5.950%	8/15/53	105	111
	Nasdaq Inc.	6.100%	6/28/63	95	101
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	375	378
	NiSource Inc.	5.250%	3/30/28	255	260
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	220
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	12	9
[6]	Oglethorpe Power Corp.	6.191%	1/1/31	249	257
	Oglethorpe Power Corp.	4.550%	6/1/44	20	17
	Oglethorpe Power Corp.	4.250%	4/1/46	81	65
	ONEOK Inc.	4.750%	10/15/31	425	420
	Oracle Corp.	3.600%	4/1/40	909	739
	Oracle Corp.	3.650%	3/25/41	655	530
	Oracle Corp.	4.500%	7/8/44	480	424
	Oracle Corp.	3.600%	4/1/50	91	67

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Oracle Corp.	5.550%	2/6/53	452	453
	Pacific Gas & Electric Co.	5.800%	5/15/34	1,392	1,450
	Pacific Gas & Electric Co.	4.500%	7/1/40	1,148	1,018
	Pacific Gas & Electric Co.	4.200%	6/1/41	370	310
	Pacific Gas & Electric Co.	6.750%	1/15/53	473	532
	Paramount Global	4.200%	6/1/29	883	842
[6]	Penske Truck Leasing Co. LP	4.000%	7/15/25	140	139
[6]	Penske Truck Leasing Co. LP	6.200%	6/15/30	890	949
[6]	Pricoa Global Funding I	4.650%	8/27/31	300	297
	Progressive Corp.	3.950%	3/26/50	648	530
[1,8]	Prologis Euro Finance LLC	4.250%	1/31/43	610	689
[6]	Prologis Targeted US Logistics Fund LP	5.250%	1/15/35	1,255	1,260
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	428	437
[1]	Prudential Financial Inc.	3.700%	3/13/51	830	634
[1]	Public Service Electric & Gas Co.	5.200%	3/1/34	637	653
	Public Service Enterprise Group Inc.	5.200%	4/1/29	570	583
	Public Service Enterprise Group Inc.	5.450%	4/1/34	325	332
	QUALCOMM Inc.	4.500%	5/20/52	160	141
[8]	Realty Income Corp.	4.875%	7/6/30	1,870	2,148
[6]	RGA Global Funding	5.448%	5/24/29	580	595
[6]	SBA Tower Trust	1.884%	1/15/26	110	106
[6]	SBA Tower Trust	1.631%	11/15/26	615	575
[1]	SCE Recovery Funding LLC	0.861%	11/15/31	168	147
[1]	SCE Recovery Funding LLC	1.942%	5/15/38	105	80
[1]	SCE Recovery Funding LLC	2.510%	11/15/43	60	42
[1]	Shell Finance US Inc.	4.000%	5/10/46	275	228
	Shell International Finance BV	3.000%	11/26/51	340	230
[1]	Southern California Edison Co.	3.700%	8/1/25	30	30
[1]	Southern California Edison Co.	2.950%	2/1/51	515	343
	Southern Co. Gas Capital Corp.	5.750%	9/15/33	285	299
[1]	SSM Health Care Corp.	3.823%	6/1/27	380	374
[8]	Stryker Corp.	3.375%	9/11/32	780	845
[6]	Texas Electric Market Stabilization Funding N LLC	4.265%	8/1/34	761	744
	Toledo Hospital	5.750%	11/15/38	150	151
	Tyson Foods Inc.	5.700%	3/15/34	1,279	1,325
	Uber Technologies Inc.	4.800%	9/15/34	765	751
	Uber Technologies Inc.	5.350%	9/15/54	105	103
[1]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	33	33
	UnitedHealth Group Inc.	3.850%	6/15/28	415	408
	UnitedHealth Group Inc.	2.000%	5/15/30	215	188
	UnitedHealth Group Inc.	5.500%	7/15/44	160	164
	UnitedHealth Group Inc.	4.750%	5/15/52	50	46
	UnitedHealth Group Inc.	5.050%	4/15/53	857	820
	UnitedHealth Group Inc.	5.625%	7/15/54	467	485
	UnitedHealth Group Inc.	5.750%	7/15/64	365	382
	Verizon Communications Inc.	2.875%	11/20/50	180	117
[6]	VICI Properties LP	4.250%	12/1/26	2,672	2,625
[6]	VICI Properties LP	4.625%	12/1/29	1,009	977
	VICI Properties LP	5.125%	5/15/32	690	683
[1,9]	Walt Disney Co.	3.057%	3/30/27	1,225	864
	Warnermedia Holdings Inc.	4.279%	3/15/32	909	821
	Warnermedia Holdings Inc.	5.141%	3/15/52	1,229	989
[1,9]	Wells Fargo & Co.	2.975%	5/19/26	600	424
	Wells Fargo & Co.	6.303%	10/23/29	965	1,016
[1]	Wells Fargo & Co.	2.879%	10/30/30	472	432
[3]	Wells Fargo & Co.	5.211%	12/3/35	217	218
[1]	Wells Fargo & Co.	4.611%	4/25/53	1,097	984
	Westinghouse Air Brake Technologies Corp.	5.611%	3/11/34	278	287
[6]	Whistler Pipeline LLC	5.400%	9/30/29	841	849
[6]	Whistler Pipeline LLC	5.700%	9/30/31	565	575
[8]	WP Carey Inc.	4.250%	7/23/32	1,500	1,662
					118,737
Total Corporate Bonds (Cost $201,528)					201,920
Sovereign Bonds (10.3%)
Australia (0.6%)
[1,12]	Commonwealth of Australia	2.750%	11/21/27	160	101
[1,12]	Commonwealth of Australia	2.250%	5/21/28	1,183	730
[1,12]	Commonwealth of Australia	3.250%	4/21/29	3,779	2,395

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1,12]	Commonwealth of Australia	1.000%	11/21/31	181	96
[1,12]	Commonwealth of Australia	4.500%	4/21/33	289	192
					3,514
Bermuda (0.0%)
[1,6]	Bermuda	2.375%	8/20/30	200	170
Bulgaria (0.3%)
[1,8]	Republic of Bulgaria	4.375%	5/13/31	830	940
[1,8]	Republic of Bulgaria	4.500%	1/27/33	550	632
					1,572
Canada (1.0%)
[9]	Canadian Government Bond	2.750%	9/1/27	1,100	781
[9]	Canadian Government Bond	3.500%	12/1/45	110	83
[9]	Canadian Government Bond	2.750%	12/1/55	201	132
[9]	City of Montreal	3.500%	12/1/38	910	600
[9]	City of Toronto	3.200%	8/1/48	1,000	597
[1,12]	Province of British Columbia	5.250%	5/23/34	2,850	1,881
[1,11]	Province of Ontario	0.250%	6/28/29	1,075	1,202
[9]	Regional Municipality of York	2.150%	6/22/31	500	329
					5,605
Chile (0.1%)
[1]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	770
France (0.3%)
[1,6,8]	French Republic	3.000%	11/25/34	1,375	1,466
Germany (3.6%)
[1,8]	Federal Republic of Germany	0.000%	10/9/26	5,385	5,500
[1,8]	Federal Republic of Germany	1.300%	10/15/27	6,735	7,012
[8]	Federal Republic of Germany	2.200%	2/15/34	4,965	5,306
[8]	Federal Republic of Germany	2.500%	8/15/54	1,895	2,082
					19,900
Israel (0.2%)
	State of Israel	5.375%	3/12/29	935	946
	State of Israel	5.500%	3/12/34	200	200
					1,146
Japan (1.4%)
[1,13]	Japan	0.113%	4/21/25	168,000	1,122
[1,13]	Japan	0.600%	6/20/29	454,150	3,020
[1,13]	Japan	1.100%	6/20/34	264,250	1,778
[1,13]	Japan	1.100%	6/20/43	111,250	665
[1,13]	Japan	1.300%	12/20/43	31,050	191
[1,13]	Japan	0.700%	6/20/51	80,700	380
[1,13]	Japan	0.700%	9/20/51	4,850	23
[1,13]	Japan	1.200%	6/20/53	32,650	171
					7,350
Mexico (0.2%)
	United Mexican States	6.400%	5/7/54	980	925
Netherlands (0.3%)
[1,8]	TenneT Holding BV	0.875%	6/3/30	385	365
[1,8]	TenneT Holding BV	4.500%	10/28/34	930	1,086
					1,451
Qatar (0.1%)
[1,6]	State of Qatar	5.103%	4/23/48	285	281
[1,6]	State of Qatar	4.400%	4/16/50	205	182
					463
Saudi Arabia (0.2%)
[1,6]	Kingdom of Saudi Arabia	5.750%	1/16/54	900	889
Spain (0.1%)
[6,8]	Kingdom of Spain	0.600%	10/31/29	420	408
Supranational (1.4%)
[1,8]	European Union	3.250%	7/4/34	2,745	3,043
[1,8]	European Union	0.000%	7/4/35	865	689
[1,8]	European Union	0.200%	6/4/36	740	587

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1,8]	European Union	4.000%	4/4/44	590	705
[1,8]	European Union	2.625%	2/4/48	2,770	2,735
					7,759
United Kingdom (0.5%)
[10]	United Kingdom	4.500%	9/7/34	1,445	1,877
[10]	United Kingdom	0.625%	10/22/50	1,225	621
					2,498
Total Sovereign Bonds (Cost $57,491)					55,886
Taxable Municipal Bonds (0.9%)
United States (0.9%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	80	68
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	34	39
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	60	48
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	30	26
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	518	581
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	70	65
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	210	156
	Illinois GO	5.100%	6/1/33	1,482	1,490
[14]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	280	282
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	5	5
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	155	171
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	380	422
[15]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	525	559
	Port Authority of New York & New Jersey Revenue	3.175%	7/15/60	160	111
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.102%	4/1/35	478	486
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.169%	4/1/41	390	400
Total Taxable Municipal Bonds (Cost $5,234)					4,909
				Shares
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[16]	Vanguard Market Liquidity Fund (Cost $9,134)	4.651%		91,350	9,134
Total Investments (100.2%) (Cost $498,250)					546,875
Other Assets and Liabilities—Net (-0.2%)					(1,042)
Net Assets (100%)					545,833
Cost is in $000.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2024.
4	Securities with a value of $132,000 have been segregated as initial margin for open centrally cleared swap contracts.
5	Securities with a value of $391,000 have been segregated as initial margin for open futures contracts.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2024, the aggregate value was $75,912,000, representing 13.9% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Canadian dollars.
10	Face amount denominated in British pounds.
11	Face amount denominated in Swiss francs.
12	Face amount denominated in Australian dollars.
13	Face amount denominated in Japanese yen.
14	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
5-Year U.S. Treasury Note	March 2025	(8)	(861)	(7)
10-Year U.S. Treasury Note	March 2025	(45)	(5,003)	(63)
Euro-Bobl	December 2024	(3)	(380)	(4)
Ultra 10-Year U.S. Treasury Note	March 2025	(70)	(8,036)	(153)
				(227)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Goldman Sachs International	1/8/25	AUD	90	USD	58	—	—
Bank of America, N.A.	1/8/25	EUR	1,300	USD	1,376	—	—
Bank of America, N.A.	1/8/25	EUR	790	USD	832	4	—
Goldman Sachs International	1/8/25	EUR	540	USD	570	3	—
Goldman Sachs International	1/8/25	USD	8,021	AUD	12,352	—	(38)
JPMorgan Chase Bank, N.A.	1/8/25	USD	7,596	CAD	10,678	—	(42)
Goldman Sachs International	1/8/25	USD	2,083	CHF	1,837	—	(11)
Goldman Sachs International	1/8/25	USD	75,976	EUR	72,259	—	(511)
JPMorgan Chase Bank, N.A.	1/8/25	USD	7,690	GBP	6,115	—	(91)
Goldman Sachs International	1/8/25	AUD	1,970	GBP	1,016	—	(8)
JPMorgan Chase Bank, N.A.	1/8/25	EUR	292	GBP	244	—	(2)
JPMorgan Chase Bank, N.A.	1/8/25	USD	5,471	JPY	838,457	—	(163)
JPMorgan Chase Bank, N.A.	1/8/25	AUD	2,101	JPY	209,400	—	(36)
JPMorgan Chase Bank, N.A.	1/8/25	GBP	338	JPY	65,000	—	(7)
						7	(909)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.
At November 30, 2024, the counterparties had deposited in segregated accounts securities with a value of $2,264,000 in connection with open forward currency contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)[1]	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/4/34	N/A	2,770	3.069	(2.310)	(30)	(38)
1 Notional amount denominated in euro.
2 Based on Euro Interbank Offered Rate (EURIBOR) as of the most recent reset date. Interest payment received/paid semi-annually.
3 Interest payment received/paid annually.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
D.  Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
E.  Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
F.  Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
G.  Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund  trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
H.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of November 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	102,377	—	—	102,377
Common Stocks—Other	3,750	99,317	—	103,067
U.S. Government and Agency Obligations	—	58,613	—	58,613
Asset-Backed/Commercial Mortgage-Backed Securities	—	10,969	—	10,969
Corporate Bonds	—	201,920	—	201,920
Sovereign Bonds	—	55,886	—	55,886
Taxable Municipal Bonds	—	4,909	—	4,909
Temporary Cash Investments	9,134	—	—	9,134
Total	115,261	431,614	—	546,875

Derivative Financial Instruments
Assets
Forward Currency Contracts	—	7	—	7
Liabilities
Futures Contracts[1]	(227)	—	—	(227)
Forward Currency Contracts	—	(909)	—	(909)
Swap Contracts	(38)[1]	—	—	(38)
Total	(265)	(909)	—	(1,174)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.